Fees Summary	Apr. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 548,984,909.98
Previously Paid Amount	0
Total Fee Amount	84,049.59
Total Offset Amount	0
Net Fee	$ 84,049.59